SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of June 30, 1994 (this "Amendment"), to the Credit Agreement, dated as of December 30, 1993 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among THE CONTINENTAL CORPORATION, a New York corporation (the "Borrower"), the banks and other financial institutions (the "Lenders") parties thereto, CHEMICAL BANK, a New York banking corporation, and CITIBANK,
N.A., as co-agents (each, in such capacity, a "Co-Agent") for the Lenders and CHEMICAL BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative
Agent") for the Lenders.

                               WITNESSETH:

                  WHEREAS, Borrower, the Administrative Agent and the Lenders consenting hereto desire to amend the Credit Agreement as set forth in this Amendment, but only on the terms and subject to the conditions set forth in this Amendment;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower and the Administrative
Agent hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments. (a) Subsection 1.1 is hereby amended by inserting, at the end of the definition of "Consolidated
Capital" therein, the following:

", excluding all amounts which would be set forth opposite the heading "Net Unrealized Appreciation (Depreciation) of
Investments" (or similar heading) on such balance sheet".

(b) Subsection 6.1(b) is hereby amended to read in its entirety as follows:

"(b) Debt to Capital Ratio. Permit the ratio (expressed as a percentage) of (i) Consolidated Total Indebtedness of the Borrower to (ii) the sum of Consolidated Capital of the Borrower and Consolidated Total Indebtedness of the
Borrower, to exceed, at any time 40%."

                  3. Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that this Amendment has been executed and delivered by the Borrower and consented to in writing by the Required Lenders.



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                 4.    Representations and Warranties. To induce the
Administrative Agent to enter into and the Lenders to consent to this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                  5. No Other Amendments. Except as expressly amended hereby, the Credit Agreement, the Notes and the other Loan
Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

                 6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF
THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                          THE CONTINENTAL CORPORATION

                                          By: Francis M. Colalucci
                                             -----------------------------
                                              Title: V.P., Treasurer


                                          CHEMICAL BANK, as Administrative
                                          Agent

                                          By:  M. Luisa Hunnewell
                                             -----------------------------
                                               Title: Vice President

            The undersigned Lenders hereby consent and agree to the foregoing Amendment:

                                          CHEMICAL BANK

                                          By: M. Luisa Hunnewell
                                             -----------------------------
                                              Title: Vice President


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                                    CITIBANK, N.A.

                                    By:    Ann Miles
                                       ------------------------------------
                                           Title: Vice President


                                    SHAWMUT BANK OF CONNECTICUT, N.A.

                                    By:    Joseph J. Wadlinger, Jr.
                                       ------------------------------------
                                           Title: Assistant Vice President

                                    THE BANK OF NOVA SCOTIA

                                    By:    Stephen Lockhart
                                       ------------------------------------
                                           Title: Vice President

                                    FIRST INTERSTATE BANK OF CALIFORNIA

                                    By:    Tim Helotes
                                       ------------------------------------
                                           Title: Vice President

                                    MELLON BANK, N.A.

                                    By:
                                       ------------------------------------
                                           Title:

                                    THE BANK OF NEW YORK

                                    By:
                                       ------------------------------------
                                           Title: